UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 29, 2011

BABY FOX INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-150835	26-0775642
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Shanghai Minhang District
89 Xinbang Road, Suite 305-B5, PRC
(Address of principal executive offices)

Telephone – + 86 21 5415 3855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Dismissal of independent registered public accounting firm

On April 29, 2011, the Board of Directors of Baby Fox International, Inc., a Nevada corporation (the “Company”), dismissed Friedman LLP as the Company’s independent registered public accounting firm.

The report of Friedman LLP on the Company’s financial statements as of and for the year ended June 30, 2010 contained no adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principle other than the following: the report of Friedman LLP dated September 27, 2010 on our financial statements in the Form 10-K for the fiscal year ended June 30, 2010 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the recent fiscal years ending June 30, 2010 and 2009 and through the date of this Current Report, there have been no (i) disagreements with Friedman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Friedman LLP’s satisfaction, would have caused Friedman LLP to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Friedman LLP with a copy of the above disclosures and requested that Friedman LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Friedman LLP’s letter, dated April 29, 2011 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

On April 29, 2011, the Board of Directors of Company approved the engagement of GBH CPAs, PC as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending June 30, 2010 and 2009, and through the date of this Current Report, the Company has not consulted GBH CPAs, PC regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit	Description
No.
16.1	Letter of Friedman LLP, dated April 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baby Fox International, Inc.

	By:	/s/ Jieming Huang
Jieming Huang
Date: April 29, 2011		Chief Executive Officer